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                                                                   Exhibit 23.4





                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the inclusion in this Registration Statement of Pegasus Communications Corporation on Form S-4 (file no. 333-44929) of our report dated February 23, 1996 relating to the December 31, 1994 and December 31, 1995 audited financial statements of Northeast DBS Enterprises, L.P. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.





                                                /s/ Fishbein & Company, P.C.
                                                -----------------------------
                                                FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
April 2, 1998